UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

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National Presto Industries, Inc.

(Exact name of registrant as specified in this chapter)

Wisconsin	1-2451	39-0494170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 North Hastings Way Eau Claire, Wisconsin	54703-3703
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: 715-839-2121

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	NPK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The registrant held its Annual Meeting of Stockholders on May 28, 2020. At the meeting, stockholders re-elected Randy F. Lieble and Joseph G. Stienessen to serve as directors, each for a three-year term ending at the annual meeting to be held in 2023. The stockholders also approved a new non-employee director compensation plan; ratified the appointment of BDO USA, LLP, as the Company's independent registered public accounting firm for the year ending December 31, 2020; and approved the compensation of the company’s executives in a non-binding advisory vote. The Non-Employee Director Compensation Plan is attached hereto as Exhibit 10.1. A press release regarding the outcome of the votes of stockholders is attached hereto as Exhibit 99.1.

Set forth below are the final voting results for each of the proposals.

Election of Directors

Name	For	Withheld	Broker Non-Votes

Randy F. Lieble	4,959,406	892,972	755,814
Joseph G. Stienessen	4,519,870	1,332,508	755,814

Non-Employee Director Compensation Plan

For	Against	Abstain	Broker Non-Votes

5,765,085	68,610	18,687	755,814

Ratify the Appointment of BDO USA, LLP as the Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes

6,505,803	55,226	47,167	0

Advisory (Non-Binding) Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes

5,593,018	231,489	27,875	755,814

Item 8.01 Other Events

On June 1, 2020, the Registrant announced that on May 29, 2020 Spectra Technologies, LLC, a wholly-owned subsidiary within National Defense Corporation, Presto’s Defense segment holding company, received a follow-on subcontract for production of the warhead for the Small Diameter Bomb program. A press release describing the award is filed as Exhibit 99.1 to this Form 8-K. Such Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Non-Employee Director Compensation Plan
99.1	Press Release of National Presto Industries, Inc. dated June 1, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc.
(Registrant)

Date: June 1, 2020	By:	/s/ Maryjo Cohen
(Signature) Maryjo Cohen, President
and Chief Executive Officer